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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 31, 2002
                Date of Report (Date of earliest event reported)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 1-9718


         Pennsylvania                                  25-1435979
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

                                  One PNC Plaza
                                249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure.

     On July 31, 2002, David F. Girard-diCarlo resigned as a director of The PNC Financial Services Group, Inc. ("PNC") and its principal bank subsidiary, PNC Bank, National Association ("PNC Bank"), effective August 1, 2002. A copy of
Mr. Girard-diCarlo's resignation letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On August 1, 2002, PNC announced that Joseph C. Guyaux has been named President of PNC and PNC Bank, pending regulatory approval. Mr. Guyaux previously served as Chief Executive Officer of PNC's Regional Community Bank and in that capacity already was an executive officer of PNC. Accordingly, information regarding Mr. Guyaux is included in PNC's filings with the Commission.

Item 7.      Financial Statements and Exhibits.

             (c) Exhibits.

             The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE PNC FINANCIAL SERVICES GROUP, INC.
                                                  (Registrant)


 Date:  August 7, 2002               By:    /s/ Robert L. Haunschild
                                            ---------------------------------
                                                Robert L. Haunschild
                                            Senior Vice President and Chief
                                                   Financial Officer


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                                  EXHIBIT INDEX



Exhibit Number             Description

99.1                      Letter from David F. Girard-diCarlo to
                          James E. Rohr. Filed herewith.